NEITHER THIS NOTE, THE SHARES OF COMMON STOCK INTO WHICH THIS NOTE IS CONVERTIBLE, NOR THE SHARES OF COMMON STOCK ISSUABLE IN PAYMENT OF INTEREST HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN NOTE PURCHASE AGREEMENT OF EVEN DATE (THE "NOTE PURCHASE AGREEMENT").

                                    7% Convertible Subordinated Promissory Note
                                                 Due June 30, 1996

$____________________________                    _______________________, 1995

     Amertranz Worldwide, Inc., a Delaware corporation (hereinafter called the "Company"), for value received, hereby promises to pay to ___________________________________________________________ or registered assigns, on the 30th day of June, 1996 (the "Due Date"), the principal amount of _________________________________________ Dollars ($__________) and to pay
interest on the Due Date (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid portion of said principal amount from the date hereof at the rate of 7% per annum.* Both the principal hereof and Interest Shares are payable at the principal office of the Company in Lake Success, New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     1. Authorized Issue. This Note is one of a duly authorized issue of 7% Convertible Subordinated Promissory Notes due June 30, 1996 (herein called the "Notes") made or to be made by the Company in aggregate amount of up to $2,000,000, in original authorized principal amount, similar in terms except for dates, principal amounts and named payees, offered by the Company pursuant to a Note Purchase Agreement dated July ____, 1995.

     2. (a) Mandatory Conversion. This Note shall cease to be debt or obligation of the Company and shall, without any affirmative act by either the Company or the holder hereof, be converted into and shall represent one (1) share of the Company's Common Stock, $.01 par value, for each $.50 principal amount of Note upon the Company concluding, on or before the due date, a transaction with Caribbean Freight Systems, Inc. and/or TIA, Inc. (collectively "CAS") (the "Transaction Event") on substantially the terms provided for in the Letter of Intent dated May 10, 1995, between the company and CAS attached as Exhibit A to the Note -------- * The interest provided for herein shall be paid in kind by the Company by the Delivery of one (1) shares of the Company's Common Stock, $.01 par value, for each $.50 of accrued interest (the "Interest Shares").

Purchase Agreement, or upon such other and different conditions as the Company, in its sole discretion shall negotiate.

     (b) Optional Conversion. Any Note may be converted in full or in part by the holder thereof by surrender of such Note with the notice of conversion thereon duly executed by such holder (specifying the portion or the principal amount thereof, and accrued interest thereon, to be converted in the case of a partial conversion) to the Company at its principal office, or at the office of the agency maintained for such purpose. Upon any partial conversion of a Note, the Company at its expense will forthwith issue and deliver to or upon the order o(pound) the holder thereof a new Note or Notes in principal amount equal to the unpaid and unconverted principal amount of such surrendered Note, such new Note or Notes to be dated and to bear Lnterest from the date to which interest has been paid on such surrendered Note. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such Note shall have been so surrendered to the Company or such agency; and at such time the rights of the holder or such Note as such shall, to the extent of the principal amount thereof, and accrued interest thereon, converted, cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record thereof.

     (c) As promptly as practicable after the conversion (whether mandatory or optional) of any Note in full or in part, and in any event within 15 calendar days thereafter, the Company at its expense (including the payment by it or any applicable issue taxes) will issue and deliver to the holder of such Note, or as such holder (upon payment of such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.

     (d) The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Notes, all shares of Common Stock from time to time issuable upon the conversion of the Notes. All shares of Common Stock issuable upon conversion of the Notes shall be duly authorized and, when issued, validly issued, fully paid and nonassessable with no liability on the part of the holders thereof.

     3. Restrictions on Transfer. (a)(i) Unless a Registration Statement with respect thereto under the Securities Act is at the time in effect, this Note, the shares of Common Stock into which the Note may be converted, and the Interest Shares shall not be transferred (such term to include any disposition which would constitute a sale within the meaning of the Securities Act), except upon compliance with the conditions specified in this subsection 3(a) and unless such Registration Statement is effective or such conditions are complied with, the company may issue or cause to be issued stop orders preventing any such transfer.

     (ii) The holder of this Note by the acceptance thereof agrees, prior to any transfer or attempted transfer of this Note, that it shall not transfer this Note unless a Registration Statement under the Securities Act is in effect with respect to such transfer or, prior to such transfer, it shall have delivered to the company an opinion of counsel experienced in Securities Act matters reasonably acceptable to the Company and counsel to the Company in a form reasonably acceptable to the Company, or a "no action" letter from the Securities and Exchange Commission, to the effect that the proposed transfer may be effected without registration under the Securities Act. The legend set forth on the facing page of this Note shall be removed from any such Note to be disposed of in accordance with this clause (ii) unless, in the opinion of counsel f or the company, such legend is required by the applicable provisions of the Securities Act.

     4. Subordination of Indebtedness.

     (a) This Note is issued subject to the provisions of this Section 4; and each person taking or holding this Note, accepts and agrees to be bound by these provisions.

     (b) Attached hereto and made a part hereof and incorporated by reference herein as if fully set forth at length is a Subordination Agreement (the "Subordination Agreement") by and between Fidelity Funding of California, Inc. ("Fidelity") and the company. The holder of this Note adopts the Subordination Agreement as if an original party thereto. To the extent that the provisions of this Note or of the Note Purchase Agreement conflict with the Subordination Agreement, the terms os the Subordination Agreement shall control.

     (c) This Note is a junior secured obligation of the Company and is fully subordinated to all "senior indebtedness" of the Company now existing or hereafter incurred. Senior indebtedness is all indebtedness, liabilities and obligations of the Company for money borrowed from or advanced by Fidelity or any obligation owed by the Company to Fidelity as a senior obligation as defined in the Subordination Agreement, and any deferrals, renewals or extensions of any such senior indebtedness and notes or other instruments or evidences of indebtedness issued in respect of or in exchange for any such senior indebtedness or any funding to pay or replace any such senior indebtedness or credit unless in the instrument creating or evidencing the same, or pursuant to which it is outstanding, it is provided that such indebtedness or such deferral, renewal or extension thereof is not senior in right of payment to this Note. No payment or distribution of any kind or character on account of principal, premium any, or interest on this Note shall be permitted during the continuance of any default in the payment of principal, premium, if any, or interest on any senior indebtedness.

     5. Default. If one or more of the following events (herein called
"Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), and the holder of any Note shall have given fifteen (15) days prior written notice to the Company by certified or registered mail, return receipt requested, and the Company shall not have cured shall default within such period:

     (i) default in the due and punctual payment of the principal or, or interest on, any Note when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise;

     (ii) breach by the Company of any covenant contained m this Note and/or default by the Company in any provision of the Note Purchase Agreement executed in connection with the sale and purchase of the Notes; or

     (iii) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or

     (iv) an order, judgment or decree is entered adjudicating the Company or any subsidiary bankrupt or insolvent; or

     (v) the Company petitions or applies to any tribunal for the appointment of a trustee or receiver of the Company, or of any substantial part of the assets of the Company, or commences any proceedings (other than proceedings for the voluntary liquidation and dissolution of a subsidiary) relating to the Company or an subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction whether now or hereafter in effect; or

     (vi) any such petition or application is filed, or any such proceedings are commenced, against the Company, and the Company by any act indicates its approval thereof, consent or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee or receiver, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for wore than 60 days; or

     (vii) any order, judgment or decree is entered in any proceedings against the company or any subsidiary decreeing the dissolution of the Company and such order, judgment or decree remains unstayed and in effect for more than 60 days; or


     (viii) any order, judgment or decree is entered in any proceedings against the Company or any subsidiary decreeing a split-up of the Company which requires the divestiture of a substantial part of the consolidated assets of the Company and its subsidiaries, or the divestiture of the stock of a subsidiary and such order, judgment or decree remains unstayed and in effect for more than 60 days;

Then and in each and every such case, so long as such Event of Default shall not have been remedied, the holder of any Note, by notice in writing to the Company, may declare the principal of this Note then outstanding and the interest accrued thereon if not already due and payable, to be due and payable immediately, or convertible pursuant to paragraph 2 hereof, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Note contained to the contrary notwithstanding, the declaration of a default by any holder shall constitute and operate as a declaration of default of all Notes.

     6. Miscellaneous. (a) To the extent permitted by applicable law, the Company hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption law now existing or which may hereafter exist, which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, or otherwise, based on the Notes or on any claim for principal or interest on the Notes.

     (b) Each Note is issued upon the express condition, to which each successive holder expressly assents and by receiving the same agrees, that no recourse under or upon any obligation, covenant or agreement of the Notes, or for the payment of the principal of, or premium, if any, or the interest on, a Note, or for any claim based on a Note, or otherwise in respect hereof, shall be had against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, whether by virtue of the constitution, statute or rule of law or by any assessment or penalty or otherwise howsoever, all such individual liability being hereby expressly waived and released as a condition of and as a part of the consideration for the execution and issue of the Notes; provided, however, that nothing herein shall prevent enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of capital stock not fully paid.

     (c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of any Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of any such
Note if mutilated, the Company will make and deliver a new Note of like tenor in lieu of any such Note so lost, stolen, destroyed or mutilated. Any new Note made and delivered in accordance with the provisions or this subsection 8(c) shall be dated as of the date from which unpaid interest has then accrued on the Note so lost, stolen, destroyed or mutilated.

     (d) Any notice or demand which by any provision of the Notes is required or provided to be given or served to or upon the Company shall be deemed to have been sufficiently given or served for all purposes by being sent as registered mail, postage prepaid, addressed to the Company at its principal office.

     (e) No course of dealing between the Company and the holder of any Note or any delay on the part of the holder in exercising any rights under a Note shall operate as a waiver of any rights of any holder of the Note.

     (f) Any and all covenants or events of default under the Notes, except Ror the due and punctual payment of principal and interest, way be waived by the holders of a majority Ln interest of the principal amount of outstanding Notes sold (the "Majority Noteholders").

     7. Binding Effect. The Company agrees that the provisions of this Note shall bind and shall inure to the benefit of the parties hereto and their successors and assigns.

     8. Amendment and Waiver. Except as otherwise provided herein, this Note may be amended, and the performance and observance of any term of this Note may be waived, with (and only with) the written consent of the Company and such Note purchaser as to whom performance is to be waived.

     9. Interest Rate. If any interest rate specified herein is held to be impermissible, then the rate charged on the indebtedness represented hereby shall be reduced to the highest rate then permitted by law.

     10. Communications. All notices and other communications provided for hereunder or under the Notes shall be in writing, and, if to you, shall be delivered or mailed by registered mail addressed to you at your address as shown in the records of the Company in this Note hereto or to such other address as you may designate to the Company in writing and, if to the Company, shall be delivered or mailed by registered mail to the Company at 2001

Marcus Avenue, Lake Success, New York 11042-1011, or to such other address as the Company may designate to you in writing.

     11. New York Law. This Note shall be construed in accordance with and governed by the lass of the State of New York without regard to principles of conflicts of law, and cannot be changed, discharged or terminated orally but only by an instrument in writing signed by the party against whom enforcement of any change, discharge or termination is sought.

     12.  Headings.  The  headings of the sections of this Note are inserted for convenience only-and do not affect the meaning of such section.

     IN WITNESS WHEREOF, AMERTRANZ WORLDWIDE, INC. has caused this Note to be signed in its corporate name by a duly authorized officer and to be dated the date and year first above written.

                                             AMERTRANZ WORLDWIDE, INC.


                                             By: _______________________________
                                                 Martin Hoffenberg
                                                 Vice Chairman

C64895.198